                                                                    EXHIBIT 32.2

                    CERTIFICATION OF VICE PRESIDENT, FINANCE
                         CALLISTO PHARMACEUTICALS, INC.
                FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I am the Vice President, Finance of Callisto Pharmaceuticals, Inc., a Delaware corporation (the "Company"). I am delivering this certificate in connection with the Form 10-KSB of the Company for the year ended December 31, 2003 and filed with the Securities and Exchange Commission ("Form 10-KSB").

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-KSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2004
                                             /s/ Bernard Denoyer
                                            -------------------------
                                            Bernard Denoyer
                                            Vice President, Finance